[PHOTO OMITTED]

The
Gabelli
Equity
Income
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1999

                         The Gabelli Equity Income Fund

                                  Annual Report
                              September 30, 1999(a)

                               [GRAPHIC OMITTED]

  Morningstar Rated(TM) Gabelli Equity Income Fund 4 stars overall and for the three-year period ended 9/30/99 among 3210 domestic equity funds, and for the five-year period ended 9/30/99 among 2010 domestic equity funds.

To Our Shareholders,

      Through most of the third quarter of 1999, stocks were slowly sinking under the weight of a declining bond market, a tumbling dollar, and the prospect of more aggressive Federal Reserve monetary policy tightening. Technology stocks--the last bastion of strength in an otherwise weak market--finally cracked in the last two weeks of the quarter, sending virtually all market indices sharply lower.

Investment Performance

      For the quarter ended September 30, 1999, The Gabelli Equity Income Fund's (the "Fund") net asset value declined 3.39% after adjusting for the $0.06 per share dividend paid on September 27, 1999. The Standard & Poor's ("S&P") 500 Index and Lipper Equity Income Fund Average declined 6.24% and 8.60%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 19.82% over the trailing twelve-month period. The S&P 500 Index and Lipper Equity Income Fund Average rose 27.79% and 12.29%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 1999, the Fund's total return averaged 18.12% annually versus average annual total returns of 25.03% and 15.81% for the S&P 500 Index and Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through September 30, 1999, the Fund had a cumulative total return of 202.91%, which equates to an average annual total return of 15.37%.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last seven years at The Gabelli Equity Income Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------
                                     Calendar Quarter
                        ----------------------------------------
                         1st          2nd        3rd        4th        Year
--------------------------------------------------------------------------------
1999: Net Asset Value   $16.39       $18.26     $17.58         --         --
      Total Return ..     (1.5)%       11.7%      (3.4)%       --         --
--------------------------------------------------------------------------------
1998: Net Asset Value   $17.70       $17.72     $15.97     $16.70     $16.70
      Total Return ..     10.1%         0.5%      (9.7)%     12.7%      12.6%
--------------------------------------------------------------------------------
1997: Net Asset Value   $14.27       $16.03     $17.39     $16.12     $16.12
      Total Return ..      1.2%        12.7%       8.8%       3.0%      27.9%
--------------------------------------------------------------------------------
1996: Net Asset Value   $13.47       $13.54     $13.81     $14.16     $14.16
      Total Return ..      5.5%         1.0%       2.5%       8.0%      17.9%
--------------------------------------------------------------------------------
1995: Net Asset Value   $11.56       $11.99     $12.65     $12.84     $12.84
      Total Return ..      8.5%         4.3%       6.1%       6.9%      28.3%
--------------------------------------------------------------------------------
1994: Net Asset Value   $11.26       $11.08     $11.54     $10.72     $10.72
      Total Return ..     (2.2)%       (0.8)%      4.9%      (0.7)%      1.1%
--------------------------------------------------------------------------------
1993: Net Asset Value   $11.35       $11.72     $12.15     $11.57     $11.57
      Total Return ..      7.4%         3.8%       4.2%       1.5%      17.9%
--------------------------------------------------------------------------------
1992: Net Asset Value   $10.19       $10.36     $10.40     $10.64     $10.64
      Total Return ..      2.4%(b)      2.3%       1.1%       3.7%       9.8%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Average Annual Returns - September 30, 1999 (a)

1 Year .................................................................  19.82%
5 Year .................................................................  18.12%
Life of Fund (b) .......................................................  15.37%

--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.

--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUITY
    INCOME FUND, THE LIPPER EQUITY INCOME FUND AVERAGE AND THE S&P 500 INDEX


           Gabelli Equity        Lipper Equity
            Income Fund       Income Fund Average       S&P 500 Index
            -----------       -------------------       -------------
1/2/92         $10,000              $10,000              $10,000
9/30/92        $10,580              $10,530              $10,250
9/30/93        $12,750              $12,415              $11,583
9/30/94        $13,171              $12,688              $12,011
9/30/95        $15,700              $15,226              $15,590
9/30/96        $18,320              $17,783              $18,755
9/30/97        $24,549              $23,865              $26,332
9/30/98        $25,285              $23,889              $28,728
9/30/99        $30,296              $26,825              $36,712

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

--------------------------------------------------------------------------------
                                Dividend History
--------------------------------------------------------------------------------

                                                          Rate      Reinvestment
Payment (ex) Date                                       Per Share       Price
-----------------                                       ---------       -----

September 27, 1999                                        $0.06        $17.39
June 28, 1999                                             $0.05        $17.98
March 29, 1999                                            $0.06        $16.67
--------------------------------------------------------------------------------
December 21, 1998                                         $1.27        $16.36
September 28, 1998                                        $0.04        $16.20
June 26, 1998                                             $0.06        $17.65
March 27, 1998                                            $0.05        $17.70
--------------------------------------------------------------------------------
December 29, 1997                                         $1.78        $15.94
September 30, 1997                                        $0.05        $17.39
June 30, 1997                                             $0.05        $16.03
March 31, 1997                                            $0.06        $14.27
--------------------------------------------------------------------------------
December 27, 1996                                         $0.76        $14.28
September 30, 1996                                        $0.07        $13.81
June 28, 1996                                             $0.06        $13.54
March 31, 1996                                            $0.07        $13.47
--------------------------------------------------------------------------------
December 29, 1995                                         $0.68        $12.84
September 29,1995                                         $0.07        $12.65
June 30, 1995                                             $0.07        $11.99
March 31, 1995                                            $0.07        $11.56
--------------------------------------------------------------------------------
December 30, 1994                                         $0.74        $10.72
September 30, 1994                                        $0.08        $11.54
June 30, 1994                                             $0.09        $11.08
March 31, 1994                                            $0.06        $11.26
--------------------------------------------------------------------------------
December 31, 1993                                         $0.76        $11.57
September 30, 1993                                        $0.06        $12.15
June 30, 1993                                             $0.06        $11.72
March 31, 1993                                            $0.08        $11.35
--------------------------------------------------------------------------------
December 31, 1992                                         $0.15        $10.64
September 30, 1992                                        $0.07        $10.40
June 30, 1992                                             $0.06        $10.36
March 31, 1992                                            $0.05        $10.19
--------------------------------------------------------------------------------

COMMENTARY

Too Much of a Good Thing?

      In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

      Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

      If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

The Dollar in Limbo--How Low Can It Go?

      As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...

Will Fatigue Hit the American Consumer?

      High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

This Quarter's Scorecard

      This quarter our Top Twenty performance list included a water utility (United Water Resources--which is being taken over by France's Suez Lyonnaise), an independent broadcaster (Granite Broadcasting), a global bank (Commerzbank), and a breakfast cereal maker (Kellogg). Our poor performers also came from an eclectic group of industries, including waste disposal (Waste Management), publishing (Reader's Digest), industrials (Tenneco), and aviation suppliers (GenCorp).

      In general, our utility investments performed well, as consolidation in the industry gained momentum. We have seen twenty-one transactions in the utilities industry from June 1 to September 30. Since utilities represent the single largest industry group concentration in the portfolio, we want to share excerpts from an article we prepared for Cigar Aficionado magazine discussing what we believe is now a very exciting investment sector.

"These Are Not Your Father's Utility Stocks"

The Good Old Days

      In the glory days of the 1950s, utilities were growth monopolies. To satisfy the needs of a rapidly expanding post-war America, utilities companies poured money into new plant and equipment. This new investment was baked into the rate base--the prices utilities were allowed to charge their customers. Due to economies of scale, actual operating costs were coming down rapidly. Eventually, rates were adjusted lower, but the lag time allowed utilities to increase earnings and dividends substantially while still pleasing consumers and regulators who saw rates trending down. This was the best of all possible worlds for utilities companies and utilities stock investors.

The Bad Old Days

      Beginning in the mid-1960s, the industry began encountering problems. A new, environmentally sensitive America forced utilities to invest heavily in pollution control equipment and rates started to creep up. The oil embargo hit in 1973, and rates went through the roof. Just when things looked like they couldn't get worse, the Three Mile Island nuclear plant disaster aborted investment in nuclear facilities, stranding costs and leading to a further round of substantial rate increases. Utilities were still increasing earnings per share, but the quality of those earnings was deteriorating. Most utilities were still increasing dividends every year, but had to borrow money to do so. For most of the 1970s utilities stocks greatly under-performed the broad market averages.

      Utilities stocks regained momentum in the 1980s, but it was declining interest rates rather than improving industry fundamentals that buoyed the group. In fact, annual utilities earnings and dividend growth declined on average to 0% to 2% over the decade. Many utilities had to cut dividends because payouts were too high relative to flagging earnings, and troubled utilities (mostly nuclear) frequently had to omit dividends for a time. As we entered the 1990s, utilities had gone from being legitimate growth stocks, to "safe haven" yield plays, to a group that no longer offered growth or even secure yields.

The New Era

      In the early 1990s, the utilities industry started to change once again. As American industrial companies became more competitive in global markets, they put pressure on suppliers to cut costs. Industrial customers came to view electric and gas utilities as just another supplier, and started agitating for change. Residential customers, forced to pay high and rising prices to mismanaged monopolies, were screaming for relief. State governments began to respond by changing the regulatory rules. Utility rates, which historically had been set based on costs, were now often frozen or capped. Utilities could no longer invest at will and be guaranteed a respectable rate of return. They were forced to cut costs. In return, they would be compensated by being allowed to keep a portion of cost savings rather than rebating them immediately to customers in the form of lower rates.

Leaner is Better

      There is a lot of fat in the overhead of a typical utility, a legacy of cost based rate regulation, and this fat can be cut over time. However, a faster way to cut costs significantly is to increase the size of the utility via mergers and acquisitions. A merged utility only needs one headquarters, one CEO, one CFO, and so on. Two utilities operating in the same state can eliminate one regulatory department. There can also be some savings in managing plant assets more efficiently. And as each consolidation occurs and the merged companies cut their cost of service, it raises the bar for all the other utilities and puts them under more pressure to improve their rates by cutting costs.

      Some consultants and investment bankers active in utilities mergers believe the optimal size for a utilities company is 5 to 6 million customers. If this is the ideal size, then the ideal number of electric utilities in the U.S. is about 30. Yet, there are well over 80 investor-owned utilities in the U.S. today, plus a large number of gas distribution companies, and a few interstate gas pipelines and water companies. In addition, many electric utilities own or are anxious to buy gas companies in order to be full energy service providers. Buying a gas company that overlaps the electric utility's service territory is particularly attractive to the electric company since even more costs can be cut.

Takeout Utilities

      There are two ways for investors to play "new era" utilities stocks. They can invest in the likely consolidators--those companies committed to cutting costs and growing earnings and dividends through acquisition. Or, they may invest along with us in the consolidators most likely targets--what we call "takeout" utilities.

      How do you separate the hunters from the hunted? Size is a big factor. If the optimum size is 5 to 6 million customers, utilities with sound balance sheets that have two to three million customers can realistically acquire another two or three million over time to attain optimal mass. For the small-cap and mid-cap utilities with a million customers or less, however, it's just too late. Utility mergers take a long time to close and then a long time to digest, and there isn't enough time to consolidate your way into the top tier unless you are already halfway there. A small or mid size utility may acquire a smaller utility or do a merger of equals along the way. Ultimately, however, most of the small and medium size utilities are destined to be acquired by bigger companies.

      The type of market a utility company serves may also help investors identify "takeout" utilities. One might assume that small utilities serving faster growth markets would be the most likely targets. However, these stocks are already fully valued.

      We believe the best takeout opportunities are small companies in more mature markets that are priced much more reasonably, allowing bigger companies to pay a premium and still make the acquisition accretive to earnings.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Eastern Enterprises (EFU - $46.4375 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Upon completion of the pending merger with EnergyNorth, Eastern will serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,399 barges and 87 towboats. ServicEdge is the largest unregulated provider of residential HVAC equipment installation and service to customers in Massachusetts.

Exxon Corp. (XON - $75.9375 - NYSE), founded in 1882 as Standard Oil of New Jersey, has an equity market value exceeding $175 billion, making the company the world's largest, publicly-owned integrated oil company engaged in the exploration, production, manufacture, transportation and sale of crude oil, natural gas and petroleum products. Downstream operations are conducted in more than 75 countries around the world. Exxon's planned merger with Mobil (MOB - $100.75 - NYSE) would produce a organization with a market capitalization of $270 billion. Dividends have been paid by Exxon since 1882 and have been increased annually since 1983.

Gallaher Group plc (GLH - $27.1875 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)4.3 billion in 1998, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. This U.K.-based company was spun-off from American Brands (now Fortune Brands) in May 1997. Its brands include Benson & Hedges and Silt Cut in the U.K. and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange.

GTE Corp. (GTE - $76.875 - NYSE) is one of the largest publicly held telecommunications companies in the world. The company is the largest U.S.-based local telephone company. GTE's domestic and international operations serve 25.9 million access lines in the United States, Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S., with the potential of serving 62 million cellular and personal communications services ("PCS") customers. Outside the U.S., GTE operates cellular networks serving some 16.4 million points of presence ("POPs"). GTE is also a leader in government and defense communications systems and equipment, aircraft passenger telecommunications, directories and telecommunications-based information services and systems. In September 1999, Bell Atlantic and GTE announced a $70 billion wireless joint venture with Vodafone AirTouch by contributing BEL'S and GTE's wireless assets to the new partnership.

Lone Star Industries Inc. (LCE - $49.875 - NYSE), incorporated in 1919, is a cement and ready-mix concrete company with operations in the midwestern and southern United States. Lone Star's cement operations consist of five portland cement plants, a slag cement grinding facility in New Orleans and a 25% interest in Kosmos Cement, a partnership which owns and operates two portland cement plants in Kentucky and Pennsylvania. The company's ready-mix concrete business owns and operates several facilities in the Memphis, Tennessee area.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      The proposal was first introduced at a Special Meeting of Shareholders held on May 18, 1999. This meeting was adjourned several times until July 21, 1999. Although the proposal received overwhelming support, the Fund did not receive the required majority of outstanding shares voting in favor of the proposal. The Board of Directors has set a new meeting on December 1, 1999 to reconsider this proposal to permit the Fund to offer additional classes of shares.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      Higher yielding stocks demonstrated their defensive characteristics as equities sold off in the third quarter of 1999. Going forward, if the Federal Reserve continues to deploy the monetary brakes and bond yields trend higher, stocks may continue to struggle. We believe the Fund's yield will continue to assist in weathering any extended market storm. We are also confident that ongoing consolidation in the utility industry will buoy returns if the market turns lower or settles into a trading range.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                   Sincerely,


/s/ Mario J. Gabelli                      /s/ James Foung

Mario J. Gabelli, CFA                     James Foung, CFA
Portfolio Manager and                     Associate Portfolio Manager
Chief Investment Officer

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

       Eastern Enterprises                Lone Star Industries Inc.
       BCE Inc.                           GTE Corp.
       Gallaher Group plc                 Texaco Inc.
       Wicor Inc.                         Sprint Corp.
       Southwest Gas Corp.                Exxon Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1999
================================================================================

                                                                  Market
    Shares                                          Cost           Value
    ------                                          ----           -----

              COMMON STOCKS -- 88.8%

              Aerospace -- 1.8%
     18,000   Boeing Co. .....................  $    711,194   $    767,250
     12,000   Northrop Grumman Corp. .........       841,732        762,750
      1,000   Raytheon Co., Cl. A ............        27,785         48,500
      2,000   Rockwell International Corp. ...        41,530        105,000
                                                ------------   ------------
                                                   1,622,241      1,683,500
                                                ------------   ------------

              Automotive -- 1.1%
      4,500   Ford Motor Co. .................        70,226        225,844
     12,500   General Motors Corp. ...........       401,922        786,719
                                                ------------   ------------
                                                     472,148      1,012,563
                                                ------------   ------------

              Automotive: Parts and Accessories -- 2.2%
     20,000   Dana Corp. .....................       823,123        742,500
      6,000   Ethyl Corp. ....................        43,487         23,250
     20,000   GenCorp Inc. ...................       327,212        366,250
     30,000   Genuine Parts Co. ..............       801,471        796,875
      4,000   Meritor Automotive Inc. ........        82,200         83,500
                                                ------------   ------------
                                                   2,077,493      2,012,375
                                                ------------   ------------

              Aviation: Parts and Services -- 1.7%
     25,000   Barnes Group Inc. ..............       449,017        501,562
     19,000   Curtiss-Wright Corp. ...........       279,092        612,750
      8,000   United Technologies Corp. ......       226,617        474,500
                                                ------------   ------------
                                                     954,726      1,588,812
                                                ------------   ------------

              Broadcasting -- 0.2%
     17,000   Granite Broadcasting Corp. .....       171,154        189,125
                                                ------------   ------------

              Building and Construction -- 2.2%
     40,000   Lone Star Industries Inc. ......     1,987,000      1,995,000
                                                ------------   ------------

              Business Services -- 1.2%
      7,000   Donnelley (R.H.) Corp. .........        79,054        130,375
      4,000   Dun & Bradstreet Corp. .........        85,317        119,500
      1,000   Imation Corp.+ .................        16,753         31,000
      2,000   IMS Health Inc. ................        28,208         45,625
      1,500   Landauer Inc. ..................        25,747         37,687
     20,000   Nielsen Media Research Inc. ....       693,271        743,750
                                                ------------   ------------
                                                     928,350      1,107,937
                                                ------------   ------------

              Communications Equipment -- 0.1%
      1,000   Motorola Inc. ..................        27,262         88,000
                                                ------------   ------------

              Computer Software and Services -- 0.5%
      3,500   International Business
                Machines Corp. ...............        44,450        424,812
                                                ------------   ------------

              Consumer Products -- 7.1%
      2,000   Avon Products Inc. .............        50,475         49,625
      6,000   Clorox Co. .....................       247,075        229,500
     10,000   Eastman Kodak Co. ..............       601,984        754,375
      2,000   Fortune Brands Inc. ............        55,490         64,500
     75,000   Gallaher Group plc, ADR ........     1,614,558      2,039,062
      5,000   General Cigar Holdings Inc.,
                Cl. B+ (b) ...................        44,132         33,750
     15,000   Gillette Co. ...................       511,050        509,063
      5,500   Maytag Corp. ...................       200,556        183,219
     25,000   National Presto Industries Inc.      1,000,907        965,625
     48,000   Philip Morris Companies Inc. ...     1,968,365      1,641,000
      3,000   Ralston Purina Group ...........        88,337         83,437
        200   Rothmans Inc. ..................        27,296         23,131
                                                ------------   ------------
                                                   6,410,225      6,576,287
                                                ------------   ------------

              Consumer Services -- 0.5%
     30,000   Rollins Inc. ...................       580,657        463,125
                                                ------------   ------------

              Diversified Industrial -- 2.9%
     30,000   GATX Corp. .....................       891,844        931,875
      1,000   General Electric Co. ...........        23,481        118,562
      5,000   Honeywell Inc. .................       214,046        556,563
      3,000   Minnesota Mining &
                Manufacturing Co. ............       246,962        288,187
     25,000   Tenneco Inc. ...................       692,656        425,000
     18,000   Thomas Industries Inc. .........       141,892        336,375
      1,000   Trinity Industries Inc. ........        26,570         30,875
                                                ------------   ------------
                                                   2,237,451      2,687,437
                                                ------------   ------------

              Energy and Utilities: Electric -- 6.0%
      7,000   Cilcorp Inc. ...................       430,037        453,687
     10,000   CMP Group Inc. .................       267,437        263,750
     15,000   Conectiv Inc. ..................       326,993        294,375
      5,000   DPL Inc. .......................        95,312         88,125
    120,000   El Paso Electric Co.+ ..........       966,039      1,080,000
     15,000   Florida Progress Corp. .........       657,011        693,750
      4,000   FPL Group Inc. .................       192,250        201,500
     10,000   New England Electric System ....       483,465        518,750
     95,000   Niagara Mohawk
                Holdings Inc. ................     1,010,837      1,466,563
      8,000   PacifiCorp .....................       158,700        161,000
      8,000   St. Joseph Light &
                Power Co. ....................       165,598        165,000
      2,000   TNP Enterprises Inc. ...........        76,475         77,875
      2,000   United Illuminating Co. ........        91,288         96,750
                                                ------------   ------------
                                                   4,921,442      5,561,125
                                                ------------   ------------

              Energy and Utilities: Integrated -- 5.0%
     16,000   Burlington Resources Inc. ......       661,765        588,000
     10,000   Central & South West Corp. .....       267,563        211,250
      6,000   Central Hudson Gas &
                Electric Corp. ...............       251,613        236,250
     41,270   Citizens Utilities Co., Cl. B+ .       428,235        466,867
     22,000   Energy East Corp. ..............       474,584        522,500
     42,200   Florida Public Utilities Co. ...       640,304        775,425
     42,000   Nstar ..........................     1,001,875      1,627,500
      5,000   Public Services Enterprise
                Group Inc. ...................       164,125        193,125
                                                ------------   ------------
                                                   3,890,064      4,620,917
                                                ------------   ------------

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1999
================================================================================

                                                                  Market
    Shares                                          Cost           Value
    ------                                          ----           -----

              COMMON STOCKS (Continued)

              Energy and Utilities: Natural Gas -- 12.0%
     55,000   AGL Resources Inc. .............  $  1,037,470   $    893,750
     74,961   Eastern Enterprises ............     2,601,989      3,480,991
     10,000   Fall River Gas Co. .............       160,250        209,375
     38,000   KeySpan Energy Corp. ...........     1,073,301      1,087,750
      4,000   Peoples Energy Corp. ...........       138,275        140,750
     12,000   Piedmont Natural Gas Co. .......       403,475        363,750
      4,000   Providence Energy Corp. ........        84,825        111,000
      2,000   Public Service Co. of
                North Carolina ...............        59,100         62,000
      1,050   Southern Union Co.+ ............        20,113         19,950
     75,000   Southwest Gas Corp. ............     1,260,525      2,020,312
     70,000   Wicor Inc. .....................     1,711,419      2,034,375
     15,000   Yankee Energy System Inc. ......       617,563        640,313
                                                ------------   ------------
                                                   9,168,305     11,064,316
                                                ------------   ------------

              Energy and Utilities: Oil -- 8.5%
     13,000   Atlantic Richfield Co. .........       703,893      1,152,125
     13,000   BP Amoco plc, ADR ..............       285,513      1,440,563
     10,000   Chevron Corp. ..................       312,562        887,500
      1,000   Conoco Inc., Cl. A .............        23,000         27,750
      6,000   Elf Aquitaine SA ...............       299,550        549,750
     58,000   ENI SpA ........................       304,221        363,569
     22,000   Exxon Corp. ....................       642,933      1,670,625
     28,000   Texaco Inc. ....................       993,425      1,767,500
                                                ------------   ------------
                                                   3,565,097      7,859,382
                                                ------------   ------------

              Energy and Utilities: Services -- 0.7%
     16,000   Halliburton Co. ................       335,656        656,000
                                                ------------   ------------

              Energy and Utilities: Water -- 1.3%
     35,000   United Water Resources Inc. ....       804,188      1,141,875
                                                ------------   ------------

              Entertainment -- 0.2%
      4,000   Viacom Inc., Cl. A+ ............        61,100        173,000
                                                ------------   ------------

              Environmental Services -- 0.5%
     25,000   Waste Management Inc. ..........       566,803        481,250
                                                ------------   ------------

              Equipment and Supplies -- 2.5%
      3,000   Caterpillar Inc. ...............        35,181        164,438
      2,000   Cooper Industries Inc. .........        84,754         93,500
     25,000   Deere & Co. ....................       395,915        967,187
      2,000   EG&G Inc. ......................        34,600         79,625
      1,000   Ingersoll-Rand Co. .............        25,117         54,938
     15,000   Mark IV Industries Inc. ........       219,187        296,250
      1,500   Minerals Technologies Inc. .....        37,938         72,844
     18,000   Smith (A.O.) Corp., Cl. B ......       401,225        544,500
      1,000   Union Carbide Corp. ............        16,675         56,812
                                                ------------   ------------
                                                   1,250,592      2,330,094
                                                ------------   ------------

              Financial Services -- 13.5%
      3,159   Aegon NV, ADR ..................       111,502        273,254
     12,000   American Express Co. ...........       256,084      1,615,500
     11,000   Argonaut Group Inc. ............       275,975        276,375
      1,500   Banco Popular Espanol ..........       122,662        103,525
     20,000   Banco Santander SA, ADR ........        72,181        206,250
      2,000   Banco Santiago .................        29,250         40,000
      9,052   Bank of America Corp. ..........       167,810        504,083
     22,000   Bank One Corp. .................       796,974        765,875
      3,000   Banque Nationale de Paris ......       212,719        239,297
      3,000   Block (H&R) Inc. ...............       131,587        130,313
      8,000   Chase Manhattan Corp. ..........       458,313        603,000
     31,000   Commerzbank AG, ADR ............       678,161      1,216,750
     20,000   Deutsche Bank AG, ADR ..........     1,015,262      1,385,000
      3,000   Dresdner Bank AG, ADR ..........       107,625        141,696
      2,000   Fidelity National Corp. ........        22,957         16,250
     35,000   First Union Corp. ..............     1,471,033      1,244,687
     20,000   Mellon Bank Corp. ..............       598,279        675,000
      1,500   Merrill Lynch & Co. ............        68,700        100,781
      2,000   MONY Group Inc. ................        47,000         57,750
      7,500   Morgan (J.P.) & Co. Inc. .......       461,044        856,875
      3,000   Municipal Mortgage &
                Equity LLC ...................        60,488         60,750
      3,000   Northern Trust Co. .............        60,300        250,500
      3,000   Orion Capital Corp. ............       143,213        142,125
      3,000   Pioneer Group Inc.+ ............        66,204         45,000
      3,000   Republic New York Corp. ........       191,588        184,312
      2,000   St. Paul Companies .............        59,413         55,000
      6,000   Sterling Bancorp ...............       135,550        103,500
     12,000   SunTrust Banks Inc. ............       251,737        789,000
      4,000   U.S. Trust Corp. ...............        47,394        321,500
                                                ------------   ------------
                                                   8,121,005     12,403,948
                                                ------------   ------------

              Food and Beverage -- 1.9%
      4,000   Bestfoods Inc. .................       192,316        194,000
      3,402   Chock Full o'Nuts Corp. ........        27,491         36,997
      6,000   Coca-Cola Amatil Ltd., ADR .....        63,363         42,134
     12,000   Coca-Cola Beverages plc+ .......        28,750         24,003
      1,000   Coca-Cola Co. ..................        48,675         48,062
      3,000   Corn Products
                International Inc. ...........        86,909         91,313
     10,000   Diageo plc, ADR ................       453,102        414,375
      6,000   Heinz (H.J.) Co. ...............       289,963        258,000
     15,000   Kellogg Co. ....................       453,164        561,562
      1,000   Quaker Oats Co. ................        34,175         61,875
                                                ------------   ------------
                                                   1,677,908      1,732,321
                                                ------------   ------------

              Health Care -- 1.3%
      3,000   Bristol-Myers Squibb Co. .......       193,463        202,500
      1,000   Glaxo Wellcome plc, ADR ........        54,024         52,000
      3,000   Johnson & Johnson ..............        57,690        275,625
     10,000   Pharmacia & Upjohn Inc. ........       290,500        496,250
      3,000   SmithKline Beecham
                plc, ADR .....................       184,980        172,875
                                                ------------   ------------
                                                     780,657      1,199,250
                                                ------------   ------------

              Metals and Mining -- 0.3%
     15,000   Freeport-McMoRan Copper &
                Gold Inc., Cl. B .............       272,350        233,438
                                                ------------   ------------

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1999
================================================================================

                                                                  Market
    Shares                                          Cost           Value
    ------                                          ----           -----

              COMMON STOCKS (Continued)

              Publishing -- 1.8%
     10,000   Dow Jones & Co. Inc. ...........  $    463,770   $    533,750
      3,000   Harcourt General Inc. ..........       136,775        124,875
      5,000   McGraw-Hill Companies Inc. .....       152,667        241,875
     30,000   Reader's Digest Association
                Inc., Cl. B ..................       808,001        791,250
                                                ------------   ------------
                                                   1,561,213      1,691,750
                                                ------------   ------------

              Real Estate -- 0.0%
      2,500   Griffin Land & Nurseries
                Inc.+ ........................        11,716         27,031
                                                ------------   ------------

              Retail -- 0.1%
      2,000   Sears, Roebuck & Co. ...........        51,242         62,750
                                                ------------   ------------

              Satellite -- 0.2%
      6,767   COMSAT Corp. ...................       133,861        200,472
                                                ------------   ------------

              Specialty Chemicals -- 2.9%
      5,000   Dexter Corp. ...................       158,443        186,562
      2,000   du Pont de Nemours (E.I.)
                and Co. ......................        65,500        121,750
      7,500   Ferro Corp. ....................       138,500        159,844
      8,000   Grace (W.R.) & Co.+ ............        91,915        128,500
      8,000   Great Lakes Chemical Corp. .....       302,087        304,500
     12,000   Hoechst AG, ADR ................       460,144        522,000
      1,500   IMC Global Inc. ................        31,075         21,844
     33,000   Monsanto Co. ...................     1,209,123      1,177,687
                                                ------------   ------------
                                                   2,456,787      2,622,687
                                                ------------   ------------

              Telecommunications -- 8.6%
      3,000   Alltel Corp. ...................        71,900        211,125
      1,000   AT&T Corp. .....................        37,325         43,500
     55,000   BCE Inc. .......................     1,027,397      2,739,688
     13,500   BCT. Telus
                Communications Inc. ..........       238,092        281,499
      4,500   BCT. Telus
                Communications Inc., Cl. A ...        79,364         92,608
      4,608   Bell Atlantic Corp. ............       117,619        310,176
      1,500   British Telecommunications
                plc, ADR .....................        84,309        232,406
     15,000   Cable & Wireless HKT Ltd.,
                ADR ..........................       224,921        326,250
     15,000   Cable & Wireless plc, ADR ......       417,616        496,875
      7,000   Deutsche Telekom AG, ADR .......       149,708        292,688
      1,000   France Telecom SA, ADR .........        34,487         87,063
     24,000   GTE Corp. ......................       811,200      1,845,000
      4,000   SBC Communications Inc. ........        75,916        204,250
      3,000   Telecom Italia SpA, ADR ........        93,240        258,562
      9,243   Telefonica SA, ADR .............       126,076        443,664
      1,000   US West Inc. ...................        24,839         57,063
                                                ------------   ------------
                                                   3,614,009      7,922,417
                                                ------------   ------------
              TOTAL COMMON STOCKS                 60,757,152     81,812,996
                                                ------------   ------------

              PREFERRED STOCKS -- 5.6%

              Aviation: Parts and Services -- 0.3%
      2,000   Coltec Capital Trust, Pfd. .....       86,000          96,500
      3,000   Coltec Capital Trust, Pfd. (a) .      129,000         122,250
                                                ------------   ------------
                                                     215,000        218,750
                                                ------------   ------------

              Cable -- 0.6%
      4,000   MediaOne Group Inc.,
                Cv. Pfd. D ...................       206,033        540,000
                                                ------------   ------------

              Diversified Industrial -- 0.1%
      2,000   WHX Corp., Cv. Pfd. Ser. B .....        75,037         66,875
                                                ------------   ------------

              Energy and Utilities -- 0.9%
     17,000   Citizens Utilities Co.,
                5.00% Cv. Pfd. ...............       816,716        845,750
                                                ------------   ------------

              Entertainment -- 0.0%
      1,000   Metromedia International
                Group Inc., Cv. Pfd. .........        35,025         24,625
                                                ------------   ------------

              Equipment and Supplies -- 0.6%
      6,000   Sequa Corp.,
                $5.00 Cv. Pfd. ...............       464,250        576,000
                                                ------------   ------------

              Metals and Mining -- 0.1%
      5,000   Freeport-McMoRan
                Copper & Gold Inc.,
                7.00% Cv. Pfd. ...............       106,500         88,125
                                                ------------   ------------

              Paper and Forest Products -- 1.1%
     20,000   Sealed Air Corp.,
                $2.00 Cv. Pfd. ...............       831,527      1,015,000
                                                ------------   ------------

              Telecommunications -- 1.9%
     22,000   Sprint Corp.,
                $2.63 Cv. Pfd. ...............       817,628      1,724,250
                                                ------------   ------------
              TOTAL PREFERRED STOCKS .........     3,567,716      5,099,375
                                                ------------   ------------
  Principal
   Amount
   ------

              CORPORATE BONDS -- 2.5%

              Automotive: Parts and Accessories -- 0.5%
  $ 500,000   Standard Motor Products Inc.,
                Sub. Deb. Cv.
                6.75%, 07/15/09 ..............       500,460        440,313
                                                ------------   ------------

              Business Services -- 0.1%
    100,000   BBN Corp., Sub. Deb. Cv.
                6.00%, 04/01/12 ..............        97,196         96,750
                                                ------------   ------------

              Entertainment -- 0.1%
    150,000   USA Networks Inc.,
                Sub. Deb. Cv.
                7.00%, 07/01/03 ..............       136,411        145,312
                                                ------------   ------------

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1999
================================================================================

  Principal                                                       Market
   Amount                                           Cost           Value
   ------                                           ----           -----

              CORPORATE BONDS (Continued)

              Equipment and Supplies -- 0.9%
  $ 356,000   Kollmorgen Corp.,
                Sub. Deb. Cv.
                8.75%, 05/01/09 ..............  $    308,763   $    360,005
    500,000   Mark IV Industries Inc.,
                Sub. Deb. Cv.
                4.75%, 11/01/04 ..............       443,633        432,500
                                                ------------   ------------
                                                     752,396        792,505
                                                ------------   ------------

              Home Furnishings -- 0.5%
    700,000   Pillowtex Corp.,
                Sub. Deb. Cv.
                6.00%, 03/15/12 ..............       553,515        458,500
                                                ------------   ------------

              Hotels and Gaming -- 0.3%
    300,000   Hilton Hotels Corp.,
                Sub. Deb. Cv.
                5.00%, 05/15/06 ..............       264,766        243,000
                                                ------------   ------------

              Publishing -- 0.1%
    100,000   News America Holdings Inc.,
                Sub. Deb. Cv.
                Zero Cpn., 03/31/02 ..........        82,705        137,000
                                                ------------   ------------
              TOTAL CORPORATE BONDS ..........     2,387,449      2,313,380
                                                ------------   ------------

              U.S. GOVERNMENT OBLIGATIONS -- 4.6%
  4,274,000   U.S. Treasury Bills,
                4.57% to 4.76%++,
                due 10/07/99 to 11/26/99 .....     4,246,974      4,246,974
                                                ------------   ------------
              TOTAL
                INVESTMENTS -- 101.5% ........  $ 70,959,291   $ 93,472,725
                                                ============
              Other Assets and
                Liabilities (Net) -- (1.5)% ..                   (1,361,863)
                                                               ------------
              NET ASSETS -- 100.00%
                (5,240,864 shares outstanding)                 $ 92,110,862
                                                               ============
              NET ASSET VALUE,
                Offering and Redemption
                Price Per Share ..............                       $17.58
                                                               ============

----------------
              *For Federal tax purposes:
               Aggregate cost ................                 $ 70,981,864
                                                               ============
               Gross unrealized appreciation                   $ 24,741,448
               Gross unrealized depreciation                     (2,250,587)
                                                               ------------
               Net unrealized appreciation                     $ 22,490,861
                                                               ============

                                                  Settlement      Unrealized
                                                     Date        Depreciation
                                                ------------   ------------
                FORWARD FOREIGN
                  EXCHANGE CONTRACTS
  2,808,830(c)  Sold Hong Kong Dollars
                  in exchange for
                  USD 356,586                       08/24/00   $     (1,897)
                                                               ------------

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the market value of Rule 144A securities amounted to $122,250 or 0.1% of total net assets.
(b)    Security fair valued under procedures established by the Board of
       Directors.
(c)    Principal amount denoted in Hong Kong Dollars.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
USD -- U.S. Dollars.

                 See accompanying notes to financial statements.

                         The Gabelli Equity Income Fund

Statement of Assets and Liabilities
September 30, 1999
================================================================================

Assets:
  Investments, at value (Cost $70,959,291) ..................        $93,472,725
  Cash ......................................................            108,514
  Dividends and interest receivable .........................            247,484
  Receivable for investments sold ...........................            652,780
  Receivable for capital shares sold ........................             58,527
                                                                     -----------
  Total Assets ..............................................         94,540,030
                                                                     -----------
Liabilities:
  Payable for investments purchased .........................          1,994,088
  Payable for capital shares redeemed .......................            111,183
  Payable for investment advisory fees ......................             73,449
  Payable for distribution fees .............................             18,881
  Variation margin on futures contracts .....................            128,475
  Distributions payable .....................................             20,778
  Other accrued expenses ....................................             82,314
                                                                     -----------
  Total Liabilities .........................................          2,429,168
                                                                     -----------
  Net Assets, applicable to 5,240,864
    shares outstanding ......................................        $92,110,862
                                                                     ===========

Net Assets consist of:
  Capital stock, at par value ...............................        $     5,241
  Additional paid-in capital ................................         59,234,693
  Accumulated net investment income .........................             33,249
  Accumulated net realized gain
    on investments, futures contracts and
    foreign currency transactions ...........................         10,326,142
  Net unrealized appreciation
    on investments, futures contracts and
    foreign currency transactions ...........................         22,511,537
                                                                     -----------
  Total Net Assets ..........................................        $92,110,862
                                                                     ===========

  Net Asset Value,  offering and redemption
    price per share ($92,110,862 / 5,240,864
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ..................        $     17.58
                                                                     ===========

Statement of Operations
For the Year Ended September 30, 1999
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $9,050) .................     $ 2,368,081
    Interest ...................................................         168,599
                                                                     -----------
    Total Investment Income ....................................       2,536,680
                                                                     -----------
Expenses:
    Investment advisory fees ...................................         865,741
    Distribution fees ..........................................         217,480
    Shareholder services fees ..................................         107,142
    Legal and audit fees .......................................          44,900
    Shareholder communications expenses ........................          42,433
    Custodian fees .............................................          37,420
    Directors' fees ............................................          23,968
    Registration fees ..........................................          22,428
    Miscellaneous expenses .....................................          29,535
                                                                     -----------
    Total Expenses .............................................       1,391,047
                                                                     -----------
    Net Investment Income ......................................       1,145,633
                                                                     -----------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments, futures contracts
      and foreign currency transactions ........................      10,754,249
    Net change in unrealized appreciation on
      investments, futures contracts
      and foreign currency transactions ........................       3,127,043
                                                                     -----------
    Net realized and unrealized gain on
      investments, futures contracts
      and foreign currency transactions ........................      13,881,292
                                                                     -----------
    Net increase in net assets resulting
      from operations ..........................................     $15,026,925
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                                                   Year Ended      Year Ended
                                                                 September 30,   September 30,
                                                                     1999            1998
                                                                 ----------------------------
Operations:
    Net investment income ....................................   $  1,145,633    $  1,048,086
    Net realized gain on investments, futures contracts
      and foreign currency transactions ......................     10,754,249       5,867,346
    Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign
      currency transactions ..................................      3,127,043      (4,965,383)
                                                                 ------------    ------------
    Net increase in net assets resulting from operations .....     15,026,925       1,950,049
                                                                 ------------    ------------
Distributions to shareholders:
    Net investment income ....................................     (1,106,687)     (1,221,353)
    Net realized gain on investments .........................     (5,973,881)     (7,160,971)
                                                                 ------------    ------------
    Total distributions to shareholders ......................     (7,080,568)     (8,382,324)
                                                                 ------------    ------------
Capital share transactions:
    Net increase in net assets from capital share transactions      4,495,622      12,370,942
                                                                 ------------    ------------
    Net increase in net assets ...............................     12,441,979       5,938,667
Net Assets:
    Beginning of period ......................................     79,668,883      73,730,216
                                                                 ------------    ------------
    End of period ............................................   $ 92,110,862    $ 79,668,883
                                                                 ============    ============

                See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements
================================================================================

1. Organization. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
================================================================================

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
================================================================================

primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $217,480, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1999, other than short term securities, aggregated $33,083,323 and $37,300,344, respectively.

6. Transactions with Affiliates. During the year ended September 30, 1999, the Fund paid brokerage commissions of $24,904 to Gabelli & Company, Inc. and its affiliates.

7. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at September 30, 1999.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                        Year Ended                      Year Ended
                                                    September 30, 1999              September 30, 1998
                                               ----------------------------    ----------------------------
                                                  Shares          Amount          Shares          Amount
                                               ------------    ------------    ------------    ------------
Shares sold ................................      1,118,588    $ 19,506,816       1,216,183    $ 20,779,591
Shares issued upon reinvestment of dividends        408,295       6,723,027         491,179       7,882,560
Shares redeemed ............................     (1,274,350)    (21,734,221)       (958,240)    (16,291,209)
                                               ------------    ------------    ------------    ------------
  Net increase .............................        252,533    $  4,495,622         749,122    $ 12,370,942
                                               ============    ============    ============    ============

9. New Share Classes. On March 9, 1999, the Board of Directors of the Fund approved (subject to shareholder approval of Amendments to the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares) to be effective upon the commencement of the offering of the New Share Classes. At September 30, 1999, shareholder approval was pending.

The Gabelli Equity Income Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                      Year Ended September 30,
                                                      -------------------------------------------------------
                                                        1999        1998        1997        1996        1995
                                                      -------     -------     -------     -------     -------
Operating performance:
    Net asset value, beginning of period ..........   $ 15.97     $ 17.39     $ 13.81     $ 12.65     $ 11.54
                                                      -------     -------     -------     -------     -------
    Net investment income .........................      0.23        0.22        0.22        0.28        0.29
    Net realized and unrealized gain
      on investments ..............................      2.82        0.29        4.28        1.76        1.77
                                                      -------     -------     -------     -------     -------
    Total from investment operations ..............      3.05        0.51        4.50        2.04        2.06
                                                      -------     -------     -------     -------     -------

Distributions to shareholders:
    Net investment income .........................     (0.22)      (0.26)      (0.22)      (0.28)      (0.29)
    In excess of net investment income ............        --          --          --       (0.01)         --
    Net realized gain on investments ..............     (1.22)      (1.67)      (0.70)      (0.59)      (0.66)
                                                      -------     -------     -------     -------     -------
    Total distributions ...........................     (1.44)      (1.93)      (0.92)      (0.88)      (0.95)
                                                      -------     -------     -------     -------     -------
    Net asset value, end of period ................   $ 17.58     $ 15.97     $ 17.39     $ 13.81     $ 12.65
                                                      =======     =======     =======     =======     =======

    Total return+ .................................     19.82%       2.98%      33.98%      16.69%      19.20%
                                                      =======     =======     =======     =======     =======

Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ..........   $92,111     $79,669     $73,730     $57,006     $54,806
    Ratio of net investment income
      to average net assets .......................      1.32%       1.27%       1.42%       1.99%       2.50%
    Ratio of operating expenses
      to average net assets .......................      1.60%       1.64%       1.78%       1.93%       1.83%
    Portfolio turnover rate .......................        39%         35%         43%         20%         30%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Report of Ernst & Young LLP, Independent Auditors
================================================================================

To the Shareholders and Board of Directors of The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (the "Fund") (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP
New York, New York
November 1, 1999

--------------------------------------------------------------------------------

                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1999, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.3655 per share and long term capital gains totaling $1.0781 per share. For the fiscal year ended September 30, 1999, 100.00% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S.Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 2.52%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.

--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President and Chief Financial Officer
KeySpan Energy Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

James E. McKee
Secretary

Bruce N. Alpert
Vice President and Treasurer

                                   Distributor

                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent

                       State Street Bank and Trust Company

                                  Legal Counsel

                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q399SR